UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

WEREWOLF THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40366	82-3523180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Talcott Avenue, 2nd Floor
Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 952-0555

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOWL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2023, the board of directors (the “Board”) of Werewolf Therapeutics, Inc. (the “Company”) adopted amended and restated bylaws of the Company (as amended and restated, the “Second Amended and Restated Bylaws”), effective immediately to, among other things:

•	Amend certain procedures governing notice of each meeting of stockholders, including providing the record date for determining stockholders entitled to vote at the meeting;

•

Eliminate the former requirement regarding availability of the voting list during stockholder meetings, consistent with recent amendments to Section 219 of the Delaware General Corporation Law (the “DGCL”);

•	Clarify the procedures governing adjournment of the stockholder meetings, consistent with recent amendments to Section 222 of the DGCL;

•

Revise and enhance the procedures and disclosure requirements set forth in the advanced notice bylaw provision in connection with stockholder nominations of directors and submission of stockholder proposals, including: (i) clarifying the circumstances under which stockholders may nominate persons for director at a special meeting of stockholders, (ii) requiring additional information, representations, and disclosure from proposing stockholders, proposed nominees for director, and other persons associated with nominating or proposing stockholders, (iii) clarifying the requirements for the timing, content and method of delivery of notices and accompanying materials, and (iv) updating certain provisions to reflect the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended, relating to universal proxy rules;

•	Require that a nominating stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;

•	Eliminate the former provision relating to the compensation of directors, as the Company has determined that this provision is unnecessary; and

•	Include certain technical, conforming and clarifying changes.

The foregoing description of the revisions to the Second Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of the Company held on June 21, 2023, the Company’s stockholders voted on the following proposals:

(a)

The stockholders of the Company elected Meeta Chatterjee, Ph.D., Derek DiRocco, Ph.D., and Daniel J. Hicklin, Ph.D. as Class II directors, each for a three-year term ending at the annual meeting of stockholders to be held in 2026. The results of the stockholders’ vote with respect to the election of the Class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Meeta Chatterjee, Ph.D.	18,766,485	4,810,351	6,323,280
Derek DiRocco, Ph.D.	18,471,357	5,105,479	6,323,280
Daniel J. Hicklin, Ph.D.	23,547,794	29,042	6,323,280

(b)

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain
29,895,437	3,279	1,400

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Werewolf Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEREWOLF THERAPEUTICS, INC.

Date: June 27, 2023	By:	/s/ Jonathan Owen
Jonathan Owen
Secretary